ITEM 5.           OTHER EVENTS

         On November 30, 2001, the Company amended certain  financial  covenants of its Amended and Restated Credit
Agreement.  A copy of the Third  Amendment to the Fourth Amended and Restated  Revolving  Credit  Facility and Term
Loan Agreement is attached as Exhibit 10.1.